UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2021

INTELLIA THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37766	36-4785571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Erie Street, Suite 130 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 285-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	NTLA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 26, 2021, Intellia Therapeutics, Inc. (the “Company” or “Intellia”) issued a press release titled “Intellia and Regeneron Announce Landmark Clinical Data Showing Deep Reduction in Disease-Causing Protein After Single Infusion of NTLA-2001, an Investigational CRISPR Therapy for Transthyretin (ATTR) Amyloidosis.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.1 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On June 26, 2021, the Company and Regeneron Pharmaceuticals, Inc. (“Regeneron”) issued a press release announcing positive interim data from an ongoing Phase 1 clinical study of their lead in vivo genome editing candidate, NTLA-2001, which is being developed as a single-dose treatment for transthyretin (“ATTR”) amyloidosis. The Phase 1 study, run by Intellia as the program’s development and commercialization lead, is evaluating NTLA-2001 in people living with hereditary transthyretin amyloidosis with polyneuropathy (“ATTRv-PN”). NTLA-2001 is the first CRISPR/Cas9-based therapy candidate to be administered systemically, via intravenous infusion, for precision editing of a gene in a target tissue in humans. NTLA-2001 is designed to inactivate the TTR gene in liver cells to prevent the production of misfolded transthyretin (“TTR”) protein, which accumulates in tissues throughout the body and causes the debilitating and often fatal complications of ATTR amyloidosis.

The interim data covers the first six ATTRv-PN patients across two single-ascending dose cohorts of the Phase 1 study, which is currently being conducted in the United Kingdom and New Zealand. Single doses of either 0.1 mg/kg or 0.3 mg/kg of NTLA-2001 were administered systemically. Reductions in serum TTR levels were measured from baseline to day 28. Treatment with NTLA-2001 led to dose-dependent reductions in serum TTR, with mean reductions of 52% among the three patients in the 0.1 mg/kg dose group, and 87% among the three patients in the 0.3 mg/kg dose group, including one patient with a 96% reduction.

At both dose levels, NTLA-2001 was generally well-tolerated by the six patients included in the interim analysis, with no serious adverse events and no liver findings by day 28. Given the safety and tolerability profile observed to date, NTLA-2001 is continuing to be evaluated in the dose-escalation portion of the study, to determine if a higher dose could result in a deeper reduction in disease-causing protein levels leading to the potential for more meaningful clinical benefit. As of June 26, 2021, Cohort 3, evaluating NTLA-2001 at the 1 mg/kg dose level, is actively enrolling. Following the identification of a recommended dose in the dose-escalation portion of the study, Intellia expects to begin a single-dose expansion cohort in Part 2 of the Phase 1 trial later this year. After completion of the Phase 1 trial, the Company plans to move to pivotal studies for both polyneuropathy and cardiomyopathy manifestations of ATTR amyloidosis.

In addition, on June 28, 2021, the Company issued guidance in a corporate presentation that it had submitted its first clinical trial application (“CTA”) for NTLA-2002 for the treatment of hereditary angioedema (“HAE”) to initiate its Phase 1 study and plans to enroll its first patient in the Phase 1 study in the second half of 2021.

Forward Looking Statements

This Current Report on Form 8-K and certain of the materials furnished or filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding Intellia’s anticipated public offering. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding Intellia’s beliefs and expectations regarding its: ability to enroll and dose the necessary subjects in the clinical studies for NTLA-2001 for the treatment of ATTR and NTLA-2002 for the treatment of HAE, provide timing on data readouts from the clinical studies, and successfully secure additional clinical studies authorizations, such as investigational new drug applications (“IND”) and CTA, in other countries; ability to evaluate NTLA-2001 in a broader ATTR population; expectation that clinical results will support NTLA-2001’s safety and activity profile; belief that NTLA-2001 can be approved as a single-dose therapy or that it can halt and reverse ATTR progression; advancement, expansion and acceleration of our CRISPR/Cas9 technology and in vivo pipeline to develop breakthrough genome editing treatments for people living with severe diseases; ability to demonstrate our platform’s modularity and replicate or apply results achieved in preclinical studies, including those in our ATTR program, in any future studies, including human clinical trials; ability to optimize the impact of our collaborations on our development programs, including but not limited to our collaboration with Regeneron Pharmaceuticals, Inc. (“Regeneron”); statements regarding the timing of regulatory filings and clinical trial execution, including dosing of patients, regarding our development programs; and potential commercial opportunities, including value and market, for our product candidates.

Any forward-looking statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements, including, without limitation, uncertainties related to market conditions and the completion of the public offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Intellia’s most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”), as well as discussions of potential risks, uncertainties, and other important factors in Intellia’s other filings with the SEC, including those contained or incorporated by reference. Any forward-looking statements represent Intellia’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Intellia explicitly disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated June 26, 2021

104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2021	Intellia Therapeutics, Inc.

	By:	/s/ John M. Leonard
	Name:	John M. Leonard
	Title:	Chief Executive Officer and President

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